EXHIBIT 21.01

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Delaware Equipment Holdings, LLC	Delaware	Delaware Equipment Holdings, LLC

Entercom Abe Holdings, LLC	Delaware	Entercom Abe, LLC

Entercom Atlanta, LLC	Delaware	Entercom Atlanta, LLC

Entercom Atlanta License, LLC	Delaware	Entercom Atlanta License, LLC

Entercom Austin, LLC	Delaware	Entercom Austin, LLC

Entercom Boston, LLC	Delaware	Entercom Boston, LLC

Entercom Buffalo, LLC	Delaware	Entercom Buffalo, LLC

Entercom Buffalo License, LLC	Delaware	Entercom Buffalo License, LLC

Entercom California, LLC	Delaware	Entercom Sacramento, Entercom San Francisco

Entercom Denver, LLC	Delaware	Entercom Denver, LLC

Entercom Denver II, LLC	Delaware	Entercom Denver II, LLC

Entercom Denver II License, LLC	Delaware	Entercom Denver II License, LLC

Entercom Gainesville, LLC	Delaware	Entercom Gainesville, LLC

Entercom Greensboro, LLC	Delaware	Entercom Greensboro, LLC

Entercom Greenville, LLC	Delaware	Entercom Greenville, LLC

Entercom Incorporated	Delaware	Entercom Incorporated

Entercom Indianapolis, LLC	Delaware	Entercom Indianapolis, LLC

Entercom Kansas City, LLC	Delaware	Entercom Kansas City, LLC

Entercom License, LLC	Delaware	Entercom License, LLC

Entercom Madison, LLC	Delaware	Entercom Madison, LLC

Entercom Memphis, LLC	Delaware	Entercom Memphis, LLC

Entercom Miami, LLC	Delaware	Entercom Miami, LLC

Entercom Miami License, LLC	Delaware	Entercom Miami License, LLC

Entercom Milwaukee, LLC	Delaware	Entercom Milwaukee, LLC

Entercom New Orleans, LLC	Delaware	Entercom New Orleans, LLC

Entercom New Orleans License, LLC	Delaware	Entercom New Orleans License, LLC

Entercom New York, Inc.	New York	Entercom Buffalo, LLC

Entercom Buffalo License, LLC

Entercom Rochester, LLC

Entercom Rochester License, LLC

Entercom Norfolk, LLC	Delaware	Entercom Norfolk, LLC

Entercom Portland, LLC	Delaware	Entercom Portland, LLC

Entercom Properties, LLC	Delaware	Entercom Properties, LLC

Entercom Providence, LLC	Delaware	Entercom Providence, LLC

Entercom Radio, LLC	Delaware	Entercom Radio, LLC

Entercom Rochester, LLC	Delaware	Entercom Rochester, LLC

Entercom Rochester License, LLC	Delaware	Entercom Rochester License, LLC

Entercom San Diego, LLC	Delaware	Entercom San Diego, LLC

Entercom San Diego License, LLC	Delaware	Entercom San Diego License, LLC

INFORMATION REGARDING SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Organization	Name Under Which Subsidiary Does Business
Entercom Seattle, LLC	Delaware	Entercom Seattle, LLC

Entercom Springfield, LLC	Delaware	Entercom Springfield, LLC

Entercom Wichita, LLC	Delaware	Entercom Wichita, LLC

Entercom Wilkes-Barre Scranton , LLC	Delaware	Entercom Wilkes-Barre Scranton, LLC

Smartreach Digital, LLC	Delaware	Smartreach Digital, LLC